                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                       Date of Report: January 24, 1997

                               XTRA Corporation
________________________________________________________________________________
            (Exact name of registrant as specified in its charter)


Delaware                         1-7654                             06-0954158
_______________________________________________________________________________
State of incorporation           (Commission                      (IRS Employer
of organization                  File Number)                Identification No.)

60 State Street, Boston, MA                                                02109
________________________________________________________________________________
(Address of principal executive offices)                                Zip Code


Registrant's telephone number including area code: (617) 367-5000
________________________________________________________________________________


                                      N/A
________________________________________________________________________________
         (Former name or former address, if changed since last report)

Item 5 - Other Events:
----------------------


On January 23, 1997, XTRA Corporation issued a press release disclosing certain financial information for the first fiscal quarter ended December 31, 1997, which financial information is contained herein on pages 3-5.

                       XTRA CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED INCOME STATEMENTS
           (Millions of dollars except per share and share amounts)
                                  (Unaudited)

                                                          Three Months Ended
                                                             December 31,
                                                         -------------------
                                                          1996          1995
                                                         -------     -------
Revenues                                                 $ 111.4     $ 112.2

Operating expenses
     Depreciation on rental equipment                       36.5        36.3
     Rental equipment operating expense                     26.4        25.4
     Selling & administrative expense                       10.8        10.0
                                                         -------     -------
                                                            73.7        71.7
                                                         -------     -------
         Operating income                                   37.7        40.5

Interest expense                                            15.9        16.7
Foreign exchange loss                                        -           0.4
                                                         -------     -------
         Income before provision for income taxes           21.8        23.4

Provision for income taxes                                   8.7         9.5
                                                         -------     -------
Net income                                               $  13.1     $  13.9
                                                         =======     =======

Earnings per share                                       $  0.85     $  0.85

Weighted average shares outstanding (in millions)          15.3        16.4

                       XTRA CORPORATION AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Millions of dollars)

                                                    December 31,   September 30,
                                                        1996           1996
                                                    (Unaudited)
                                                    ------------   -------------
Assets

Receivables, net                                         $   100         $    94

Property & Equipment, net                                  1,380           1,407

Other Assets                                                  31              36
                                                    ------------   -------------
    Total Assets                                         $ 1,511         $ 1,537
                                                    ============   =============


Liabilities & Stockholders' Equity

Other Liabilities                                        $    63         $    76

Debt                                                         875             892

Deferred Income Taxes                                        235             227

Stockholders' Equity                                         338             342
                                                    -------------   ------------
    Total Liabilities & Stockholders' Equity             $ 1,511         $ 1,537
                                                    ============   =============


Net Debt Outstanding                                     $   869         $   884
                                                    ============   =============

                       XTRA CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Millions of dollars)
                                  (Unaudited)

                                                        Three Months
                                                     Ended December 31,
                                                     1996          1995
                                                   --------      --------
Cash Provided from Operations                        $  51         $  57


Cash Used for Investment Activities                    (20)          (65)


Cash Used for Financing Activities                     (16)          (14)
                                                   --------      --------

(Increase)/Decrease in Net Debt Outstanding
  (Debt - Cash)                                      $  15         $ (22)
                                                   ========      ========


                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                XTRA CORPORATION
                                         ---------------------------------
                                                  (Registrant)



Date:    January 24, 1997                      /s/Michael J. Soja
      -------------------------------    ---------------------------------
                                                  Michael J. Soja
                                                  Vice President and
                                                  Chief Financial Officer